Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 201
EBP, Description of Plan [Line Items]
Description of the Plan	Description of Plan
The following brief description of the L.B. Foster Company 401(k) and Profit Sharing Plan (the “Plan”) is provided for general information purposes only. Participants should refer to the summary plan description for more complete information. The plan document is the governing instrument and should be referred to for a full description of the Plan and its provisions.
General
The Plan is a defined contribution plan extended to all eligible employees of L.B. Foster Company (the “Company”). The L.B. Foster Company Investment Committee, appointed by the Board of Directors of the Company, serves as the plan administrator. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended. Fidelity Management Trust Company, Boston, Massachusetts, is the Plan trustee ("Trustee"), and Fidelity Investments, an affiliate of the Trustee, is the recordkeeper (collectively, "Fidelity").
Eligibility
All employees, except those barred by specific scenarios disclosed within the plan document, are eligible to participate in the Plan beginning in the first payroll period of the subsequent month following their date of hire.
Contributions
Contributions under the Plan are made by both the participants and the Company. Participants may contribute up to 75% of their annual pretax compensation and up to 100% of their compensation on an after-tax basis, as limited by the Internal Revenue Code (“IRC”). Participants who have attained age 50 before the end of the Plan year are eligible to make pre-tax catch-up contributions, as defined by the IRC. Participants may also contribute amounts representing distributions from other qualified defined benefit or defined contribution plans (rollover). Participant and Company contributions are invested in accordance with participant elections.
The Plan provides for Company matching contributions of 100% of employee contributions of the first 6% of the participant’s eligible compensation that is contributed to their account. To be eligible for the Company’s matching contributions, participants must make pre-tax deferral contributions or Roth 401(k) after-tax deferral contributions. The Plan will match the combined total of these participant deferrals up to the matching limit.
The Company, upon resolution of the Board of Directors, may make a discretionary profit-sharing contribution of an amount out of, but not in excess of, the Company’s current or accumulated profits. Participants must have attained one year of service as of the last day of the plan year in order to be eligible for the discretionary profit-sharing contribution, if any, for that year, except those participants that become disabled, retire, or become deceased in that year. Discretionary profit-sharing contributions are directed into eligible participant accounts at the time the contribution is made. There were no discretionary profit-sharing contributions approved for 2025.
Investments held by the Plan on behalf of participants are participant-directed. One of the available investment options is the L.B. Foster Company stock fund. No more than 15% of a participant’s deferral and corresponding match can go into the L.B. Foster Company stock fund. Additionally, a participant can only transfer a portion of their existing account balance to purchase the L.B. Foster Company stock fund if the percentage of their account balance invested in the L.B. Foster Company stock fund is less than or equal to 15%. Transfers out of the L.B. Foster Company stock fund are permitted at any time.
Participant Accounts
Individual accounts are maintained for each Plan participant. Each participant account is credited with the participant’s contributions and rollovers, the Company’s matching contributions, an allocable share of Plan earnings or losses (based on each participant’s investment elections), and charged with withdrawals and administrative expenses. The total benefit to which a participant is entitled is the benefit that can be provided from the participant's vested balance.
Vesting
Plan participants are immediately fully vested in their elective and rollover contributions, plus actual earnings thereon. Effective January 1, 2020, participants are immediately vested in the Company’s matching contributions. Participants are fully vested in the Company’s discretionary profit sharing contributions, if any, after two years of eligible service.
Notwithstanding the above, a participant who terminates from the Plan by reason of retirement, disability, or death is fully vested in his or her participant account immediately upon such event.
Forfeitures
Upon a participant’s termination, the unvested portion of the participant’s account is forfeited. Accumulated forfeitures may be used to pay Plan administrative expenses or to reduce future employer contributions. During the year ended December 31, 2025, Plan management utilized an insignificant amount of forfeitures to pay Plan administrative expenses, with no amounts used to reduce Company contributions. As of December 31, 2025 and 2024, insignificant balances of forfeitures existed.
Benefit Payments
Normal retirement age is 65. Early retirement age is 55, provided that the participant has at least five years of service. In addition, a participant may obtain an early retirement distribution prior to reaching age 55, provided that the participant will turn 55 in the year the distribution occurs and that the participant has at least five years of service. The Plan also allows for age 59 1⁄2 in-service withdrawals of all or any portion of the participant’s vested account balance.
As provided by the Plan, the distribution to which a participant is entitled by reason of normal, early, or disability retirement, death, or termination of employment may be made in the form of a direct rollover, annuity, cash, or partly in cash and partly as an annuity. The amount of such distribution is equal to the participant’s vested account balance on the distribution date. Retired and separated participants with vested balances of $1,000 or less are required to take full distribution of their account.
In the event of hardship and subject to certain restrictions and limitations, as defined by the plan document, a participant may withdraw their vested interest in the portion of their account attributable to the participant’s contributions, subject to a $500 minimum.
Notes Receivable from Participants
A participant may borrow from the vested portion of his or her account, subject to a minimum of $1,000 and a maximum of $50,000. The loan proceeds are deducted from the participant’s account and are repaid by means of payroll deductions. Loans are required to be repaid within 60 months from the date on which the loan is originally granted and may be prepaid early without penalty at any time. The repayment period for a loan that is obtained for purchasing a primary residence may be as long as 120 months. The loans carry a reasonable interest rate based on the prime rate plus 1% on the date the loan is requested and remains fixed for the full term of the loan. Interest rates ranged from 4.25% to 9.5% at December 31, 2025.
Plan Termination
Although it has not expressed any intention to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA. Should the Plan be terminated, participants will become fully vested in their accounts, and the assets of the Plan would be distributed to the participants based on their individual account balances as determined under the Plan's provisions.